UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2012

FRATERNITY COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54271	27-3683448
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

764 Washington Boulevard, Baltimore, Maryland 21230
(Address of principal executive offices) (Zip Code)

(410) 539-1313
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On May 24, 2012, Fraternity Community Bancorp, Inc. (the “Company”) announced that it had received a letter of non-objection from its regulator, the Federal Reserve Bank of Richmond, to repurchase up to 10%, or 158,700 shares, of its outstanding common stock. For further information, see the Company’s press release dated May 24, 2012, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Other Exhibits

      (d)             Exhibits

Number                         Description

99.1                                Press Release dated May 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRATERNITY COMMUNITY BANCORP, INC.

Date: May 29, 2012	By:	/s/ Thomas K. Sterner
Thomas K. Sterner
Chairman of the Board, Chief Executive Officer and Chief Financial Officer